Related-party transactions	12 Months Ended
Dec. 31, 2025
Related-party transactions
Related-party transactions

15.Related-party transactions

Board of directors and executive management compensation

Key management includes the board of directors and executive management. For 2025, there were six members (2024: six members and 2023: eight) of the Board (excluding the CEO) and three members (2024: seven and 2023: seven) of executive management (including the CEO). Compensation was as follows:

	For the Year Ended
	December 31,
In CHF thousands	2025	2024	2023
Short-term employee benefits	3,533	5,071	4,661
Post-employment benefits	418	476	446
Share-based compensation	3,051	3,571	3,251
Total compensation	7,002	9,118	8,358